The Investment Company of America
                             333 South Hope Street
                       Los Angeles, California 90071-1406

                              Phone (213) 486 9200
                               Fax (213) 486 9455



Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class               Total Income Dividends
                                 (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $534,092
------------------ --------------------------------
------------------ --------------------------------
Class B            $16,546
------------------ --------------------------------
------------------ --------------------------------
Class C            $10,814
------------------ --------------------------------
------------------ --------------------------------
Class F            $8,770
------------------ --------------------------------
------------------ --------------------------------
Total              $570,222
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $3818
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $495
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $595
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $131
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $28
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $80
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $1235
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $2207
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $567
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $12,365
------------------ --------------------------------
------------------ --------------------------------
Total              $21,521
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.2600
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.1489
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.1395
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.2469
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.2454
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.1225
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.1244
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.1980
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.2341
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.1373
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.1436
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.1978
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.2502
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2923
-------------------- -------------------------------------------









Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class                   Shares Outstanding
                                 (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            2,075,715
------------------ ----------------------------------
------------------ ----------------------------------
Class B            114,811
------------------ ----------------------------------
------------------ ----------------------------------
Class C            81,502
------------------ ----------------------------------
------------------ ----------------------------------
Class F            38,139
------------------ ----------------------------------
------------------ ----------------------------------
Total              2,310,167
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        16,955
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        4,351
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        5,192
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        721
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        132
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          643
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          9,629
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          12,921
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          2,578
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          42,768
------------------ ----------------------------------
------------------ ----------------------------------
Total              95,890
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                  Net Asset Value
Share Class                       Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $29.18
----------------------- -------------------------
----------------------- -------------------------
Class B                 $29.09
----------------------- -------------------------
----------------------- -------------------------
Class C                 $29.04
----------------------- -------------------------
----------------------- -------------------------
Class F                 $29.16
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $29.17
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $29.12
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $29.12
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $29.13
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $29.15
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $29.11
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $29.11
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $29.14
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $29.16
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $29.18
----------------------- -------------------------